SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): November 29, 2000




                          Edison Brothers Stores, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                      1-1394                   43-0254900
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
incorporation or organization)                               identification no.)


      501 North Broadway
        St. Louis, MO                                             63102
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (314) 331-6000

                          EDISON BROTHERS STORES, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page

Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4

Item 5.  Other Events.

      On November 29, 2000, Alan M. Jacobs, chapter 7 trustee (the "Trustee") of Edison Brothers Stores, Inc. ("Edison") and its seven affiliates (collectively, with Edison, the "Debtors") filed a motion (the "Motion") with the United States Bankruptcy Court for the District of Delaware (the "Court") seeking approval of an insurance transaction described more fully in the Motion attached as Exhibit
99.1 to this Current Report on Form 8-K.

 ......The statements made in the Motion are based upon information presently available to the Trustee, including claims data compiled by the Debtors' claims agent. The Trustee cannot and does not warrant the accuracy of this information. In addition, the Motion necessarily includes projections as to future events; the Trustee can give no assurances as to the accuracy of the projections.

 ......In addition to the Trustee's reliance on information provided to him by the Debtors and the Debtors' claims agent, the Motion contains forward-looking statements concerning the Debtors' business and operations. Such statements are based upon the Trustee's good faith assumptions relating to the financial, market, operating and other relevant environments that may exist and affect the Debtors' estates in the future.

 ......No assurance can be made that the assumptions upon which the Trustee based any such forward-looking statements will prove to be correct, or that the Debtors' estates will not be affected in any substantial manner by other factors not currently foreseeable by the Trustee or beyond the Trustee's control. All forward-looking statements involve risks and uncertainty. The Trustee undertakes no obligation to publicly release the result of any revisions to any forward-looking statements contained herein that might be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, including those described in this Motion. Such statements shall be deemed in the future to be modified in their entirety by the Trustee's public pronouncements, including those contained in all future filings with the Court and the Securities and Exchange Commission.

 ......
Item 7. Exhibits.

(c)   Exhibits.

99.1 Motion of Alan M. Jacobs, Chapter 7 Trustee, pursuant to Sections 105, 363 and 704 of the Bankruptcy Code for Order Authorizing (i) Distribution Pool Insurance for the Amounts to be Distributed by the Debtors' Estates to Holders of Allowed Claims and (ii) Optional Accelerated Final Distributions to Unsecured Creditors, filed on November 29, 2000, with exhibits thereto.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 29, 2000                         EDISON BROTHERS STORES, INC.


                                          By: /s/ Alan M. Jacobs
                                              -----------------------------
                                              Alan M. Jacobs
                                              Chapter 7 Trustee